UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 26, 2025, Altimmune, Inc. (the “Company”) issued a press release titled “Altimmune Announces Positive Topline Results from the IMPACT Phase 2b Trial of Pemvidutide in the Treatment of MASH.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company intends to host a conference call and live webcast to discuss the results on June 26, 2025 at 8:30 a.m. E.T. The Company has made available the slide presentation to accompany the call, furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K. The information under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 26, 2025, the Company released topline results from IMPACT, a Phase 2b trial in metabolic dysfunction-associated steatohepatitis (“MASH”). The Phase 2b trial enrolled 212 participants with biopsy-confirmed MASH and fibrosis stages F2/F3 with and without diabetes randomized 1:2:2 to receive either weekly subcutaneous pemvidutide at 1.2 mg or 1.8 mg doses or placebo for 24 weeks.

Treatment discontinuation rates were low, with only 9% of participants prematurely discontinuing treatment. In an intent-to-treat (ITT) analysis, in which participants with missing biopsies were considered non-responders, the proportions of participants achieving MASH resolution without worsening of fibrosis at 24 weeks were 59.1% and 52.1%, for pemvidutide 1.2 mg and 1.8 mg, respectively versus 19.1% for placebo (p< 0.0001 both doses). The effects on fibrosis improvement without worsening of MASH in an ITT analysis were 31.8% and 34.5% for pemvidutide 1.2 mg and 1.8 mg, respectively compared with 25.9% for placebo (differences not statistically significant). A supplemental AI-based analysis demonstrated statistically significant reductions in fibrosis, including 30.6% of participants receiving pemvidutide 1.8 mg achieving a 60% or more reduction in fibrosis compared to 8.2% receiving placebo (p< 0.001).

Statistically significant changes in well-established non-invasive tests (NITs) of fibrosis, including Enhanced Liver Fibrosis score (ELF) and Vibration-Controlled Transient Elastography (VCTE) were also observed compared with placebo at both doses. Together, these data suggest strong evidence of anti-fibrotic activity of pemvidutide in the MASH population. At 24 weeks, mean weight loss in pemvidutide-treated participants was 5.0% and 6.2% at the 1.2 mg and 1.8 mg doses, respectively, versus 1.0% in the placebo arm (p< 0.001, both doses). Pemvidutide also demonstrated favorable safety and tolerability, with 0.0% and 1.2% adverse events (AE) related discontinuations in the pemvidutide 1.2 mg and 1.8 mg groups versus 2.4% in the placebo group, and there were no serious adverse events (SAEs) related to study medication.

Highlights from the 24-week Topline Results

●	In an ITT analysis, MASH resolution without worsening of fibrosis was achieved in 59.1% and 52.1% of participants treated with pemvidutide 1.2 mg and 1.8 mg, respectively, vs. 19.1% of participants treated with placebo (p< 0.0001, both doses).
●	In an additional ITT analysis, fibrosis improvement without worsening of MASH was achieved in 31.8% and 34.5% of participants treated with pemvidutide 1.2 mg and 1.8 mg vs. 25.9% of participants treated with placebo (differences not significant).
●	A supplemental AI-based analysis demonstrated statistically significant reductions in fibrosis, which included 30.6% of participants receiving pemvidutide 1.8 mg achieving a 60% or more reduction in fibrosis compared to 8.2% receiving placebo (p< 0.001).
●	Pemvidutide-treated participants also achieved statistically significant reductions in non-invasive tests of fibrosis (ELF and VCTE) and inflammation (alanine aminotransferase, ALT).
●	A total of 25.8% and 24.1% of participants receiving pemvidutide 1.2 mg and 1.8 mg, respectively, achieved the stringent endpoint of MASH resolution and fibrosis improvement versus 13.5% in participants receiving placebo (differences not significant).

●	Participants receiving pemvidutide 1.2 mg and 1.8 mg achieved weight loss of 5.0% and 6.2% vs. 1.0% in placebo (p< 0.001), with the trajectory showing no plateauing at 24 weeks.
●	Liver fat reductions of 58.0% and 62.8% were achieved in participants who received pemvidutide 1.2 mg and 1.8 mg, respectively, vs. 16.2% in participants who received placebo (p< 0.001, both doses).
●	AEs leading to treatment discontinuation were 0.0% and 1.2% for pemvidutide 1.2 mg and 1.8 mg, respectively, vs. 2.4% in participants on placebo.
●	No SAEs related to study drug or arrhythmias were reported at 24 weeks.
●	Glycemic control was maintained with minimal changes in HbA1C regardless of diabetic status.

Primary Endpoint (ITT analyses)	Placebo (N=85)	Pemvidutide 1.2 mg (N=42)	Pemvidutide 1.8 mg (N=85)
MASH resolution without worsening of fibrosis (%; LSM, Chi-Square Test)	19.1	59.1****	52.1****
Fibrosis improvement without worsening of MASH (%; LSM, Chi-Square Test)	25.9	31.8	34.5

****p < 0.0001 vs. placebo; LSM, least squares mean

Secondary Endpoints	Placebo (N=85)	Pemvidutide 1.2 mg (N=42)	Pemvidutide 1.8 mg (N=85)
Proportion of participants achieving the composite of both MASH resolution and improvement of liver fibrosis at 24 weeks (%; LSM, Chi-Square Test)	13.5	25.8	24.1
Relative change in body weight at 24 weeks (%; LSM, MMRM)	-1.0	-5.0***	-6.2***

***p < 0.001 vs. placebo; LSM, least square mean; MMRM, mixed model for repeated measures

Other Secondary Endpoints	Placebo	Pemvidutide 1.2 mg	Pemvidutide 1.8 mg
Relative reduction in liver fat content by MRI-PDFF (%; LSM, ANCOVA)	16.2 N=75	58.0*** N=40	62.8*** N=79
Absolute change in alanine aminotransferase (ALT) (IU/L; LSM, MMRM)	-10.0 N=85	-34.6*** N=42	-34.4*** N=85
Absolute change in Enhanced Liver Fibrosis (ELF) score (LSM, ANCOVA)	0.03 N=73	-0.6*** N=40	-0.5*** N=76
Absolute change in Vibration-Controlled Transient Elastography (VCTE) (kPa; LSM, ANCOVA)	-0.5 N=75	-3.3** N=38	-2.0* N=78
Proportion of participants with reduction of > 0.5 ELF + 25% VCTE, (%; CMH)	5.9 N=85	38.1†††† N=42	20.0† N=85

*p < 0.05, ** p< 0.005, *** p< 0.001 vs. placebo (ANCOVA or MMRM)

†p < 0.05, †††† p< 0.0001 vs. placebo; LSM, least square mean; CMH, Cochran-Mantel-Haenszel; ANCOVA, analysis of co-variance

AI-based Fibrosis Analysis (ITT analyses)	Placebo (N=85)	1.2 mg (N=42)	1.8 mg (N=85)
Proportion of participants with a 30% reduction (%; CMH)	21.2	38.1†	49.4†††
Proportion of participants with a 40% reduction (%; CMH)	17.6	31.0	43.5†††
Proportion of participants with a 50% reduction (%; CMH)	12.9	19.0	35.3†††
Proportion of participants with a 60% reduction (%; CMH)	8.2	11.9	30.6†††

†p< 0.05, ††† p< 0.001 vs. placebo; CMH, Cochran-Mantel-Haenszel

Adverse Events (AEs)	Placebo (N=85)	1.2 mg (N=42)	1.8 mg (N=85)
Serious AEs, n (%)	3 (3.5)	1 (2.4)	3 (3.5)
Serious AEs related to study med, n (%)	0 (0.0)	0 (0.0)	0 (0.0)
Severe AEs, n (%)	2 (2.4)	1 (2.4)	4 (4.7)
AEs leading to treatment discontinuation, n (%)	2 (2.4)	0 (0.0)	1 (1.2)
AEs of Special Interest, n (%)	0 (0.0)	0 (0.0)	0 (0.0)

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding: the Company’s business plans and objectives, including future plans or expectations for pemvidutide and ongoing clinical studies (including IMPACT), including the anticipated or potential therapeutic effects of pemvidutide, as well as the dosing, safety and tolerability of pemvidutide.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the success, cost, and timing of the Company’s product candidate development activities and planned clinical trials; the Company’s ability to execute on its strategy; positive results from any of its clinical studies may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States and foreign countries; the Company’s ability to fund operations. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s annual report on Form 10-K filed, with the United States Securities and Exchange Commission (SEC) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Altimmune, Inc. dated June 26, 2025

99.2	Phase 2b IMPACT Study slide presentation of Altimmune, Inc. dated June 26, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Gregory Weaver
Name: Gregory Weaver
Title: Chief Financial Officer

Dated: June 26, 2025